Exhibit 10.17

WAIVER LETTER

July 23, 2006

Lexington Corporate Properties Trust

One Penn Plaza

Suite 4015

New York, NY 10119-4015

United States of America

Gentlemen:

Reference is made to (i) the Employment Agreement dated as of May 4, 2006 (“Employment Agreement”), between me and Lexington Corporate Properties Trust (“LXP”) and (ii) that certain Agreement and Plan of Merger, dated as of July 23, 2006 (the “Merger Agreement”), by and among LXP and Newkirk Realty Trust, Inc (“NKT”).

I hereby waive any rights I may have as a result of a Change of Control (as defined in the Employment Agreement) in connection with the transactions contemplated by the Merger Agreement, including, without limitation (1) any payments or accelerated vesting rights pursuant to Section 6 of the Employment Agreement and (2) any accelerated vesting or payment rights triggered upon a change in control and set forth in any restricted stock or deferred compensation agreement or any incentive or compensation plan, program or arrangement (the “Waiver”).

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any laws thereof or choice of law principles that would require the application of the laws of any other jurisdiction.

Please acknowledge your agreement with the terms of this letter agreement by signing below.

Sincerely,

/s/ E. Robert Roskind

E. Robert Roskind

Acknowledged and Agreed to:

Lexington Corporate Properties Trust

By:/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

WAIVER LETTER

July 23, 2006

Lexington Corporate Properties Trust

One Penn Plaza

Suite 4015

New York, NY 10119-4015

United States of America

Gentlemen:

Reference is made to (i) the Employment Agreement dated as of May 4, 2006 (“Employment Agreement”), between me and Lexington Corporate Properties Trust (“LXP”) and (ii) that certain Agreement and Plan of Merger, dated as of July 23, 2006 (the “Merger Agreement”), by and among LXP and Newkirk Realty Trust, Inc (“NKT”).

I hereby waive any rights I may have as a result of a Change of Control (as defined in the Employment Agreement) in connection with the transactions contemplated by the Merger Agreement, including, without limitation (1) any payments or accelerated vesting rights pursuant to Section 6 of the Employment Agreement and (2) any accelerated vesting or payment rights triggered upon a change in control and set forth in any restricted stock or deferred compensation agreement or any incentive or compensation plan, program or arrangement (the “Waiver”).

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any laws thereof or choice of law principles that would require the application of the laws of any other jurisdiction.

Please acknowledge your agreement with the terms of this letter agreement by signing below.

Sincerely,

/s/ Richard J. Rouse

Richard J. Rouse

Acknowledged and Agreed to:

Lexington Corporate Properties Trust

By:/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

WAIVER LETTER

July 23, 2006

Lexington Corporate Properties Trust

One Penn Plaza

Suite 4015

New York, NY 10119-4015

United States of America

Gentlemen:

Reference is made to (i) the Employment Agreement dated as of May 4, 2006 (“Employment Agreement”), between me and Lexington Corporate Properties Trust (“LXP”) and (ii) that certain Agreement and Plan of Merger, dated as of July 23, 2006 (the “Merger Agreement”), by and among LXP and Newkirk Realty Trust, Inc (“NKT”).

I hereby waive any rights I may have as a result of a Change of Control (as defined in the Employment Agreement) in connection with the transactions contemplated by the Merger Agreement, including, without limitation (1) any payments or accelerated vesting rights pursuant to Section 6 of the Employment Agreement and (2) any accelerated vesting or payment rights triggered upon a change in control and set forth in any restricted stock or deferred compensation agreement or any incentive or compensation plan, program or arrangement (the “Waiver”).

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any laws thereof or choice of law principles that would require the application of the laws of any other jurisdiction.

Please acknowledge your agreement with the terms of this letter agreement by signing below.

Sincerely,

/s/ T. Wilson Eglin

T. Wilson Eglin

Acknowledged and Agreed to:

Lexington Corporate Properties Trust

By:/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

WAIVER LETTER

July 23, 2006

Lexington Corporate Properties Trust

One Penn Plaza

Suite 4015

New York, NY 10119-4015

United States of America

Gentlemen:

Reference is made to (i) the Employment Agreement dated as of May 4, 2006 (“Employment Agreement”), between me and Lexington Corporate Properties Trust (“LXP”) and (ii) that certain Agreement and Plan of Merger, dated as of July 23, 2006 (the “Merger Agreement”), by and among LXP and Newkirk Realty Trust, Inc (“NKT”).

I hereby waive any rights I may have as a result of a Change of Control (as defined in the Employment Agreement) in connection with the transactions contemplated by the Merger Agreement, including, without limitation (1) any payments or accelerated vesting rights pursuant to Section 6 of the Employment Agreement and (2) any accelerated vesting or payment rights triggered upon a change in control and set forth in any restricted stock or deferred compensation agreement or any incentive or compensation plan, program or arrangement (the “Waiver”).

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any laws thereof or choice of law principles that would require the application of the laws of any other jurisdiction.

Please acknowledge your agreement with the terms of this letter agreement by signing below.

Sincerely,

/s/ Patrick Carroll

Patrick Carroll

Acknowledged and Agreed to:

Lexington Corporate Properties Trust

By:/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

WAIVER LETTER

July 23, 2006

Lexington Corporate Properties Trust

One Penn Plaza

Suite 4015

New York, NY 10119-4015

United States of America

Gentlemen:

Reference is made to (i) the Employment Agreement dated as of May 4, 2006 (“Employment Agreement”), between me and Lexington Corporate Properties Trust (“LXP”) and (ii) that certain Agreement and Plan of Merger, dated as of July 23, 2006 (the “Merger Agreement”), by and among LXP and Newkirk Realty Trust, Inc (“NKT”).

I hereby waive any rights I may have as a result of a Change of Control (as defined in the Employment Agreement) in connection with the transactions contemplated by the Merger Agreement, including, without limitation (1) any payments or accelerated vesting rights pursuant to Section 6 of the Employment Agreement and (2) any accelerated vesting or payment rights triggered upon a change in control and set forth in any restricted stock or deferred compensation agreement or any incentive or compensation plan, program or arrangement (the “Waiver”).

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any laws thereof or choice of law principles that would require the application of the laws of any other jurisdiction.

Please acknowledge your agreement with the terms of this letter agreement by signing below.

Sincerely,

/s/ John B. Vander Zwaag

John B. Vander Zwaag

Acknowledged and Agreed to:

Lexington Corporate Properties Trust

By:/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President